UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  June 27, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On June 27, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: July 1, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 27, 2005




Exhibit 99.1
Monthly Certificateholder Statement on June 27, 2005

Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          90,200,000.00     83,195,012.30     3,776,099.47     249,377.05      4,025,476.52     0.00     0.00       79,418,912.83
A2         197,000,000.00    176,606,321.83    10,993,389.36     519,664.10     11,513,053.46     0.00     0.00      165,612,932.47
A3          65,600,000.00     65,600,000.00             0.00     199,041.33        199,041.33     0.00     0.00       65,600,000.00
M1          27,120,000.00     27,120,000.00             0.00      87,258.60         87,258.60     0.00     0.00       27,120,000.00
M2          13,680,000.00     13,680,000.00             0.00      44,391.60         44,391.60     0.00     0.00       13,680,000.00
M3          11,520,000.00     11,520,000.00             0.00      37,699.20         37,699.20     0.00     0.00       11,520,000.00
M4          11,760,000.00     11,760,000.00             0.00      40,101.60         40,101.60     0.00     0.00       11,760,000.00
M5          11,520,000.00     11,520,000.00             0.00      39,811.20         39,811.20     0.00     0.00       11,520,000.00
M6          10,800,000.00     10,800,000.00             0.00      38,115.00         38,115.00     0.00     0.00       10,800,000.00
M7          10,800,000.00     10,800,000.00             0.00      42,273.00         42,273.00     0.00     0.00       10,800,000.00
M8          10,800,000.00     10,800,000.00             0.00      43,263.00         43,263.00     0.00     0.00       10,800,000.00
M9           7,680,000.00      7,680,000.00             0.00      35,129.60         35,129.60     0.00     0.00        7,680,000.00
B1           7,920,000.00      7,920,000.00             0.00      46,200.00         46,200.00     0.00     0.00        7,920,000.00
B2           3,600,000.00      3,600,000.00             0.00      21,000.00         21,000.00     0.00     0.00        3,600,000.00
AR                 100.00              0.00             0.00           0.00              0.00     0.00     0.00                0.00
ARL                100.00              0.00             0.00           0.00              0.00     0.00     0.00                0.00
P                  100.00            100.00             0.00     129,703.31        129,703.31     0.00     0.00              100.00
TOTALS     480,000,300.00    452,601,434.13    14,769,488.83   1,573,028.59     16,342,517.42     0.00     0.00      437,831,945.30

X1         480,000,000.00    452,601,334.13             0.00   1,937,391.37      1,937,391.37     0.00     0.00      437,831,845.30
X2                   0.00              0.00             0.00           0.00              0.00     0.00     0.00                0.00
XS         333,132,042.59    312,778,300.94             0.00      52,129.72         52,129.72     0.00     0.00      303,416,355.49
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1       225458HV3        922.33938248   41.86363049     2.76471231    44.62834279      880.47575200         A1        3.270000 %
A2       225458JP4        896.47879102   55.80400690     2.63788883    58.44189574      840.67478411         A2        3.210000 %
A3       225458JQ2      1,000.00000000    0.00000000     3.03416662     3.03416662    1,000.00000000         A3        3.310000 %
M1       225458HY7      1,000.00000000    0.00000000     3.21750000     3.21750000    1,000.00000000         M1        3.510000 %
M2       225458HZ4      1,000.00000000    0.00000000     3.24500000     3.24500000    1,000.00000000         M2        3.540000 %
M3       225458JA7      1,000.00000000    0.00000000     3.27250000     3.27250000    1,000.00000000         M3        3.570000 %
M4       225458JB5      1,000.00000000    0.00000000     3.41000000     3.41000000    1,000.00000000         M4        3.720000 %
M5       225458JC3      1,000.00000000    0.00000000     3.45583333     3.45583333    1,000.00000000         M5        3.770000 %
M6       225458JD1      1,000.00000000    0.00000000     3.52916667     3.52916667    1,000.00000000         M6        3.850000 %
M7       225458JE9      1,000.00000000    0.00000000     3.91416667     3.91416667    1,000.00000000         M7        4.270000 %
M8       225458JF6      1,000.00000000    0.00000000     4.00583333     4.00583333    1,000.00000000         M8        4.370000 %
M9       225458JG4      1,000.00000000    0.00000000     4.57416667     4.57416667    1,000.00000000         M9        4.990000 %
B1       225458JM1      1,000.00000000    0.00000000     5.83333333     5.83333333    1,000.00000000         B1        7.000000 %
B2       225458JN9      1,000.00000000    0.00000000     5.83333333     5.83333333    1,000.00000000         B2        7.000000 %
AR       225458HW1          0.00000000    0.00000000     0.00000000     0.00000000        0.00000000         AR        9.132550 %
ARL      225458HX9          0.00000000    0.00000000     0.00000000     0.00000000        0.00000000         ARL       9.132550 %
P        225458JH2      1,000.00000000    0.00000000            ###          #####    1,000.00000000         P         9.132550 %
TOTALS                    942.91906511   30.76974916     3.27714085    34.04689001      912.14931595

X1       225458JJ8        942.91944610    0.00000000     4.03623202     4.03623202      912.14967771         X1        0.000000 %
XS       225458JL3        938.90187959    0.00000000     0.15648366     0.15648366      910.79907274         XS        0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                                 14,757,831.59

                          Scheduled Principal Payments                                                                   274,386.85

                          Principal Prepayments                                                                       14,335,415.95

                          Curtailments                                                                                    77,598.16

                          Cutailment Interest Adjustments                                                                    246.67

                          Repurchase Principal                                                                            20,655.55

                          Substitution Amounts                                                                                 0.00

                          Net Liquidation Proceeds                                                                        49,141.96

                          Other Principal Adjustments                                                                          0.00

                          Gross Interest                                                                               3,576,255.23

                          Recoveries from Prior Loss Determinations                                                            0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                           0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                         0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected                              64

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                   3,270,221.87

                          Amount of Prepayment Penalties Collected                                                       129,702.55

Sec. 4.06(a)(iv)          Beginning Number of Loans Outstanding                                                               8,464

                          Beginning Aggregate Loan Balance                                                           421,575,993.51

                          Ending Number of Loans Outstanding                                                                  8,168

                          Ending Aggregate Loan Balance                                                              406,806,891.13

Sec. 4.06(a)(v)           Servicing Fees (Including Credit Risk Manager Fee)                                             129,994.29

                          Trustee Fees                                                                                     1,756.57

Sec. 4.06(a)(vii)         Current Advances                                                                                      N/A

                          Aggregate Advances                                                                                    N/A


Section 4.06(a)(viii)     Delinquent Mortgage Loans
                                                  Group 1
                                                                                           Principal
                                                 Category              Number               Balance                Percentage
                                                 1 Month                        52            2,546,173.11                   0.63 %
                                                 2 Month                        39            2,323,524.03                   0.57 %
                                                 3 Month                         5              104,829.22                   0.03 %
                                                  Total                         96            4,974,526.36                   1.23 %
                                                  Group Totals
                                                                                           Principal
                                                 Category              Number               Balance                Percentage
                                                 1 Month                        52            2,546,173.11                   0.63 %
                                                 2 Month                        39            2,323,524.03                   0.57 %
                                                 3 Month                         5              104,829.22                   0.03 %
                                                  Total                         96            4,974,526.36                   1.23 %
                          * Delinquent Bankruptcies are included in the table above.

                          Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           11              260,849.90                 0.06 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                           11              260,849.90                 0.06 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                          Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

Section 4.06(a)(xi)       REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %
                                                 Group Totals
                                                                       Principal
                                                  Number               Balance               Percentage
                                                            0                    0.00                 0.00 %

Section 4.06(a)(xii)      Current Realized Losses                                                                      11,657.24

                          Cumulative Realized Losses - Reduced by Recoveries                                           14,668.74

Prefunding                Beginning Balance                                                                        31,025,440.62
Account                   Subsequent Transfer Amount                                                               31,025,054.17
                          End of Pre-Funding Period Transfer                                                              386.45

Trigger Event             Trigger Event Occurrence (Effective March 2008)                                                     NO
                          (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                          Rolling 3 Month Delinquency Rate                                                             0.21682 %
                          Sr. Enhancement Percentage x 16%                                                             4.64836 %
                                                 OR
                          (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                          Cumulative Loss % of Original Aggregate Collateral Balance                                   0.00306 %
                          Cumulative Loss Limit                                                                           0.00 %

O/C Reporting             Targeted Overcollateralization Amount                                                    24,480,015.32
                          Ending Overcollateralization Amount                                                               0.00
                          Ending Overcollateralization Deficiency                                                  24,480,015.32
                          Overcollateralization Release Amount                                                              0.00
                          Monthly Excess Interest                                                                   1,949,048.61
                          Payment to Class X-1                                                                      1,937,391.37



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
